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                                                                    EXHIBIT 99.6

            BLUE RIVER BANCSHARES, INC. NOMINEE HOLDER CERTIFICATION

     The undersigned, a bank, broker, trustee, depositary or other nominee holder of subscription rights ("Rights") to purchase shares of common stock ("Common Stock") of Blue River Bancshares, Inc. (the "Company") pursuant to the Rights Offering described and provided for in the Company's prospectus dated
          , 2003 (the "Prospectus"), hereby certifies to the Company that:

          (1) the undersigned has exercised the number of Rights specified below pursuant to the Basic Subscription Privilege (as described in the Prospectus) and pursuant to the Over-Subscription Privilege (as described in the Prospectus), on behalf of beneficial owners of Rights listing separately below each such exercised Basic Subscription Privilege and the corresponding Over-Subscription Privilege (without identifying any such beneficial owner); and

          (2) each such beneficial owner's Basic Subscription Privilege has been exercised in full if it is exercising its Over-Subscription Privilege.

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NUMBER OF SHARES OWNED ON THE RECORD RIGHTS EXERCISED PURSUANT TO BASIC NUMBER OF SHARES SUBSCRIBED TO PURSUANT
                DATE                       SUBSCRIPTION PRIVILEGE           TO OVER-SUBSCRIPTION PRIVILEGE
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
  1.
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  2.
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  3.
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  4.
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  5.
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

                                          --------------------------------------
                                          [Name of Bank, Broker, Trustee,
                                          Depositary or Other Nominee]

                                          By:
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                                          Name:
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                                          Title:
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